UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 28, 2026
(Date of earliest event reported)
LABCORP HOLDINGS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	99-2588107
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street
Burlington	,	North Carolina	27215
(Address of principal executive offices)			(Zip Code)
(Registrant’s telephone number including area code) 336-229-1127
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.10 par value	LH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On January 28, 2026, Labcorp Holdings Inc. (the “Company”) amended its receivables purchase agreement (as amended, the “Receivables Purchase Agreement”) by entering into the Second Amendment to the Receivables Purchase Agreement (the “RPA Amendment”), among Labcorp Receivables LLC (“Labcorp Receivables”), Laboratory Corporation of America Holdings, PNC Bank, National Association, as administrative agent and the other parties thereto and acknowledged and agreed by the Company. Pursuant to the RPA Amendment, among other things, (i) the scheduled termination date was extended to January 26, 2029, (ii) a committed $125 million accordion facility was added, permitting Labcorp Receivables at its option to increase the facility limit from $700 million to up to $825 million at any time on or before May 29, 2026, and (iii) the 0.10% SOFR adjustment that was previously added to capital accruing yield at daily 1M SOFR or term SOFR rate was removed.

Labcorp Receivables is a separate legal entity with its own separate creditors who will be entitled to access Labcorp Receivables assets before the assets become available to the Company. Accordingly, Labcorp Receivables assets are not available to pay creditors of the Company or any of its subsidiaries (other than Labcorp Receivables), although collections from the receivables in excess of amounts required to repay the Purchasers and other creditors of Labcorp Receivables may be remitted to the Company.

The foregoing description of the RPA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the RPA Amendment, a copy of which is filed herewith as Exhibits 10.1 and the terms of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
Exhibit	Exhibit Name
Exhibit 10.1	Second Amendment to Receivables Purchase Agreement dated as of January 28, 2026
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABCORP HOLDINGS INC.
Registrant

Date: January 29, 2026	By:	/s/ KATHRYN W. KYLE
Kathryn W. Kyle
Executive Vice President, Chief Legal Officer and Corporate Secretary